Endurance Specialty Holdings Ltd.

First Quarter 2008

Forward Looking Statements

Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature.  Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private
Securities Litigation Reform Act of 1995.  Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors.  The
Company’s actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Philosophy & Strategy

Focus on business segments that
reward our specialized knowledge
and relationships

Supported by investments in
enabling technology and
disciplined, technical
underwriting approach

Portfolio managed with key risk
management concepts –
diversification, value at risk and data
quality

Portfolio
Management

Technology
and
Discipline

OUR GOAL:

To become the best
specialty insurance
and reinsurance
company in the
world

Capital
Management

Specialization

Actively manage capital to maintain
efficient capital level and enhance
returns on equity

Our Book of Business is Well Diversified

Total Written Premiums of $2.1 Billion*

Insurance

56%

Reinsurance

44%

By Segment

* Includes deposit premiums, based on the 12 months ended March 31, 2008

By Line of Business

Property - Insurance

Property - Reinsurance

Casualty -
Reinsurance

Casualty - Insurance

Healthcare Liability

Workers’
Compensation

Professional Lines

Catastrophe

Agriculture Reinsurance

Aerospace and Marine

Surety and Other Specialty

Agriculture Insurance

Reinsurance Segment

Reinsurance Total Written
Premiums of $924 million*

By Line of Business

Catastrophe

Property

Casualty

Agriculture

Aerospace and
Marine

Surety and
Other Specialty

Industry leading tools and
technology

Leader in Bermuda

Covers all perils

Highly specialized relationships

Auto liability, D&O, workers comp
and clash

Non-renewing business in a
highly competitive market

Shrinking book of business due to
market conditions and acquisition
of ARMtech

Covers brown and blue water hull

Provides aviation and space
coverages

Other unique opportunities
including growing surety business

* Includes deposit premiums, based on the 12 months ended March 31, 2008

Catastrophe

33.6%

Property

24.7%

Agriculture

5.3%

Casualty

19.3%

Aerospace and Marine

9.7%

Surety and other specialty

7.4%

Reinsurance – Maintaining Discipline While Exploring Opportunities

Disciplined approach to the softening market

Active price monitoring and portfolio management

Proactive non-renewal of business that does not meet standards
(casualty, proportional agriculture, and international exposures)

Continuing to seek new opportunities

Opening new offices in Zurich and Singapore in 2008

Insurance  Segment

Insurance Total Written
Premiums of $1.2 billion*

By Line of Business

Casualty

Professional
Lines

Healthcare
Liability

Property

Workers’
Compensation

Agriculture

Large account excess
liability written in Bermuda

Small account casualty
written in US

Includes E&O and D&O
products

Leader in Bermuda

Hospital professional liability

Leader in Bermuda market

Written out of US and UK

Growing US specialty
business

Opportunistic strategy

Converted from reinsurance
in 2006

Acquired ARMtech in
December 2007

5th largest provider of U.S.
crop insurance

Casualty

10.5%

Professional
Lines

7.5%

Healthcare
Liability

7.6%

Property

11.7%

Workers’
Compensation

24.1%

Agriculture

38.6%

* Based on the 12 months ended March 31, 2008

Insurance  - Our Fastest Growing Segment

Continue to expand the U.S. insurance platform

Attract and retain experienced staff and teams with demonstrated underwriting discipline, market knowledge, and broker relationships

Develop new business through organic growth and targeted acquisitions

Expand distribution

Added six underwriting teams in 2007

Cherry Hill NJ – Professional

Long Island, NY – E&S Package

Stamford, CT – E&S Package

Completed the ARMtech acquisition

Independent agent distribution

Technical underwriting expertise

Adds product and geographic diversification

Wrote $413.4 million of premium in 1Q08

Seattle, WA - Property

Atlanta, GA - Professional

St. Louis, MO - Healthcare

Endurance Operating Income Profile
as of January 1, 2008
Probability
1-in-500 Year $775 Mil Loss
1-in-250 Year $659 Mil Loss
1-in-100 Year $438 Mil Loss
1-in-50 Year $248 Mil Loss
1-in-25 Year $121 Mil Loss
1-in-10 Year $34 Mil Gain
Average Result $421 Mil Gain
Median Result $481 Mil Gain
-1,000
-750
-500
-250
0
250
500
750
Operating Result - $ Millions

Endurance
YOUR RISK IS OUR FOCUS

Strong Risk Management Focus -
Portfolio Expected Risk Curve (January 1, 2008)

Stated tolerance is to limit
our loss in a 1-in-100 year
to 25% of our capital or
less, our current level is
18.7% of capital

The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios.  Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures.  The operating income depicted includes net premiums earned plus net investment income, acquisition expenses and G&A expenses.  The operating income depicted  excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense.  Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios.  Losses included above are net of reinsurance including collateralized reinsurance and ILW purchases.  Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our equity capital.

Changes in Endurance's underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve.  For a listing of risks related to Endurance and its future performance, please see "Risk Factors"
in our Annual Report on Form 10-K for the year ended December 31, 2007.

(in millions)	Jan. 1, 2007 - Dec. 31, 2007	July 1, 2007 - June 30, 2008	Jan. 1, 2008 - Dec. 31, 2008	Change from Jan. 1, 2007 - Dec. 31, 2007 to Jan. 1, 2008 - Dec. 31, 2008 $ Change	Change from Jan. 1, 2007 - Dec. 31, 2007 to Jan. 1, 2008 - Dec. 31, 2008 % Change	Change from July 1, 2007 - June 30, 2008 to Jan. 1, 2008 - Dec. 31, 2008 $ Change	Change from July 1, 2007 - June 30, 2008 to Jan. 1, 2008 - Dec. 31, 2008 % Change
Median Result	$381	$391	$481	$100	20.8%	$90	18.7%
Average Result	341	342	421	80	19.0%	79	18.8%
1 in 10 year annual gain	91	64	34	(57)	(167.6%)	(30)	(88.2%)
1 in 25 year annual loss	(66)	(141)	(121)	(55)	45.5%	20	(16.5%)
1 in 50 year annual loss	(172)	(319)	(248)	(76)	30.6%	71	(28.6%)
1 in 100 year annual loss	(287)	(468)	(438)	(151)	34.5%	30	(6.8%)
1 in 250 year annual loss	(396)	(694)	(659)	(263)	39.9%	35	(5.3%)
1 in 500 year annual loss	(500)	(884)	(775)	(275)	35.5%	109	(14.1%)

Endurance
YOUR RISK IS OUR FOCUS

Changes in Portfolio Expected Risk Curve

Changes in Endurance's underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve.  For a listing of risks related to Endurance and its future performance, please see

"Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2007.

$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,602.0
$1,711.4
$1,812.2
$1,948.6
$1,809.7
$870.6
2003
2004
2005
2006
2007
1Q08

$2,000
$1,500
$1,000
$500
$0
$1,173.9
$1,632.6
$1,803.4
$1,818.9
$1,661.3
$372.0
2003
2004
2005
2006
2007
1Q08

Endurance
YOUR RISK IS OUR FOCUS

Portfolio Management Has Generated Stable Premiums

Gross Written Premiums*

Net Earned Premiums*

(in millions)

(in millions)

* Includes deposit premiums

175%
150%
125%
100%
75%
50%
25%
0%
54.5%
59.8%
66.0%
78.3%
79.8%
81.6%
86.6%
87.7%
90.2%
91.6%
92.6%
93.0%
145.4%
Catastrophe
Healthcare Liability
Aerospace
Casualty - Insurance
Surety & Other Specialty
Professional Lines
Agriculture - Reinsurance
Agriculture - Insurance
Casualty - Reinsurance
Property - Reinsurance
Workers' Compensation
Property - Insurance
Marine

Endurance
YOUR RISK IS OUR FOCUS

Overall Underwriting Has Been Strong

Inception to Date Underwriting Ratio*

* Underwriting ratio is defined as losses and acquisition expenses divided by earned premium, from inception through 3/31/08 and is before deposit accounting adjustments.

Inception to Date Underwriting
Ratio is 81.6%*

$600
$500
$400
$300
$200
$100
$0
-$100
-$200
-$300
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
$263.4
$355.6
$498.1
$521.1
$77.8
($220.5)
84.7%
85.8%
123.5%
81.5%
79.9%
84.4%
2003
2004
2006
2007
1Q08
Net Income
Combined Ratio

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
17.3%
19.9%
25.7%
23.8%
14.7%
-11.9%
2003
2004
2006
2007
1Q08

Endurance
YOUR RISK IS OUR FOCUS

Strong Financial Performance

Net Income and Combined Ratio

(in millions)

Annualized Operating
Return on Average Equity

Inception to 3/31/08 combined ratio of 91.6%*

Inception to 3/31/08 ROE of 15.1%

* Before deposit accounting adjustments

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$150
$150
$449
$449
$447
$200
$200
$391
$447
$200
$103
$200
$780
$1,221
$1,280
$345
$650
$364
$1,300
$1,213
$1,309
$1,318
$1,091
$1,058
2003
2004
2005
2006
2007
1Q08
Common Share Capital
Retained Earnings
Preferred Equity
Debt
Contingent Equity

$400
$350
$300
$250
$200
$150
$100
$50
$0
$64
$312
$50
$62
$92
$66
$21
$52
$15
$20
$10
$41
2003
2004
2005
2006
2007
1Q08
Repurchases
Dividends

Endurance
YOUR RISK IS OUR FOCUS

Results of Capital Management

Strong and Flexible
Capital Structure

$, Millions

$1,748

$2,254

$2,320

$2,745

$, Millions

$894 Million of Capital
Returned to Shareholders
(Inception to date)

$41

$142

$113

$76

$376

$3,111

$3,137

$56

High Quality Investment Portfolio

Total Investment Portfolio of $5.6 Billion*

Cash and Other
9.8%

Mortgage-backed

44.5%

By Investment Type

* As of  March 31, 2008

Fixed Maturity Ratings

$4.7 Billion*

U.S. Government
and agencies
11.3%

Corporate
14.6%

Foreign Government
3.5%

Asset-backed
7.4%

Alternatives
6.6%

U.S. Government
and agencies
13.6%

AAA/Aaa and
agency RMBS
71.1%

BBB or Below
1.8%

AA/Aa
6.6%

A/A
6.9%

Municipals
2.3%

Conclusion

Maintaining discipline in an increasingly competitive
market

Shrinking our reinsurance business as we non-renew business
that no longer meets our price targets

Growing in select areas where profit margins remain strong

Well positioned with strong management team,
diversified product portfolio, and excellent financial
strength

Creating shareholder value through active capital
management coupled with strong returns to generate
15%+ ROE through underwriting cycles

Achieved inception to date ROE of 15.1%